Exhibit 99.1

KKR & Co. L.P. Announces Second Quarter 2011 Results

Assets under management (“AUM”) totaled $61.9 billion as of June 30, 2011, up from $54.4 billion as of June 30, 2010.

Fee related earnings (“FRE”) were $76.1 million and $202.3 million for the quarter and six months ended June 30, 2011, respectively, up from FRE of $63.3 million and $153.7 million in the comparable periods of 2010.

Gross distributable earnings were $103.2 million and $296.2 million for the quarter and six months ended June 30, 2011, respectively, up from gross distributable earnings of $77.1 million and $161.9 million in the comparable periods of 2010.

Economic net income (“ENI”) was $315.0 million and $1,057.5 million for the quarter and six months ended June 30, 2011, respectively, down from ENI of $433.1 million and $1,107.9 million in the comparable periods of 2010.

After-tax ENI was $0.36 and $1.32 per adjusted unit for the quarter and six months ended June 30, 2011, respectively, down from $0.48 and $1.41 per adjusted unit in the comparable periods of 2010.

GAAP net income attributable to KKR & Co. L.P. was $39.6 million and $199.2 million for the quarter and six months ended June 30, 2011, respectively, up from $29.9 million and $143.7 million in the comparable periods of 2010.

Book value was $6.3 billion on a segment basis as of June 30, 2011, representing $9.22 per adjusted unit.

KKR & Co. L.P. declares a second quarter distribution of $0.11 per common unit.

NEW YORK--(BUSINESS WIRE)--August 3, 2011--KKR & Co. L.P. (NYSE: KKR) today reported its second quarter 2011 results.

AUM was $61.9 billion as of June 30, 2011, up 13.8% from June 30, 2010. The increase resulted from continued investment appreciation as well as new capital raised, partially offset by distributions to the limited partners of our investment funds. Fee paying assets under management (“FPAUM”) were $46.4 billion as of June 30, 2011, up 11.5% from June 30, 2010. The increase was driven primarily by new capital raised.

For the quarter and six months ended June 30, 2011, our private equity investments appreciated 3.8% and 10.1%, respectively. ENI was $315.0 million for the quarter ended June 30, 2011, a decrease of $118.1 million, or 27.3%, as compared to ENI of $433.1 million for the quarter ended June 30, 2010. ENI was $1,057.5 million for the first six months of 2011, a decrease of $50.4 million, or 4.5%, as compared to ENI of $1,107.9 million for the first six months of 2010. The decrease in both comparative periods was primarily due to a lower level of investment income earned from our principal investments. While the fair value of our principal investments increased during the second quarter and first six months of 2011, the level of appreciation was lower than in the comparable periods of 2010.

“In an increasingly challenged global economic environment, our business continued its growth trajectory across all segments,” said Henry R. Kravis and George R. Roberts, Co-Founders, Co-Chairmen, and Co-Chief Executive Officers of KKR. “Our private equity investments outperformed the S&P 500 by nearly 400 basis points for the quarter, while our liquid credit strategies maintained top-quartile rankings, beating their benchmarks since inception. In addition, activity has been particularly robust despite the market volatility. This is especially true for our Private Markets segment, where we have announced 12 new investments and several realizations around the world since March 31.”

_______________________________________________________________________________________________________________________________
Note: Certain financial measures, including FRE, ENI, after-tax ENI and adjusted units, are not presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). See Exhibits A and B for a reconciliation of such measures to financial results prepared in accordance with GAAP. See calculation of gross distributable earnings under “Distribution Calculation”.

GAAP RESULTS

GAAP results for the quarter and six months ended June 30, 2011 included net income attributable to KKR & Co. L.P. of $39.6 million and $199.2 million, respectively, and net income per common unit attributable to KKR & Co. L.P. of $0.18 and $0.92, respectively. For the quarter and six months ended June 30, 2010, net income attributable to KKR & Co. L.P. was $29.9 million and $143.7 million, respectively, and net income per common unit attributable to KKR & Co. L.P. was $0.15 and $0.70, respectively.

SEGMENT RESULTS

Private Markets

AUM was $47.1 billion as of June 30, 2011, an increase of $0.9 billion, or 1.9%, compared to AUM of $46.2 billion as of March 31, 2011. The increase was primarily due to appreciation in the fair value of KKR’s private equity portfolio and new capital raised for the natural resources strategy, partially offset by distributions to the limited partners of KKR’s private equity funds arising from realizations.

FPAUM was $38.4 billion as of June 30, 2011, an increase of $0.5 billion, or 1.3%, compared to FPAUM of $37.9 billion as of March 31, 2011. The increase was primarily due to new capital raised for the natural resources strategy, partially offset by distributions to the limited partners of KKR’s private equity funds arising from realizations.

FRE was $37.8 million for the quarter ended June 30, 2011, a decrease of $4.3 million, or 10.2%, compared to FRE of $42.1 million for the quarter ended June 30, 2010. The decrease was primarily due to higher compensation and other operating expenses in connection with the expansion of KKR’s business, partially offset by an increase in management fees related to new capital raised over the past year.

FRE was $128.4 million for the six months ended June 30, 2011, an increase of $30.1 million, or 30.6%, compared to FRE of $98.3 million for the six months ended June 30, 2010. The increase was primarily driven by (i) higher monitoring fees as a result of $76.6 million of termination payments on monitoring agreements with three portfolio companies during the six months ended June 30, 2011, which impacted FRE by $39.7 million net of associated fee credits and (ii) an increase in management fees related to new capital raised. These increases were partially offset by higher compensation and other operating expenses in connection with the expansion of KKR’s business.

ENI was $128.2 million for the quarter ended June 30, 2011, a decrease of $26.9 million, or 17.3%, compared to ENI of $155.1 million for the quarter ended June 30, 2010. The decrease was primarily due to lower net carried interest resulting from a higher level of management fee refunds and to a lesser extent the decrease in FRE discussed above.

ENI was $404.9 million for the six months ended June 30, 2011, an increase of $56.0 million, or 16.1%, compared to ENI of $348.9 million for the six months ended June 30, 2010. The increase was primarily driven by (i) the increase in FRE discussed above and (ii) higher net carried interest resulting from a lower level of management fee refunds.

Public Markets

AUM was $14.9 billion as of June 30, 2011, an increase of $0.1 billion, or 0.7%, compared to AUM of $14.8 billion as of March 31, 2011. FPAUM was $8.0 billion as of June 30, 2011, an increase of $0.2 billion, or 2.6%, compared to FPAUM of $7.8 billion as of March 31, 2011. For both AUM and FPAUM, the increases were attributable to appreciation in the net asset value of certain investment vehicles and new capital raised, partially offset by distributions to and redemptions by credit strategy investors.

FRE was $20.8 million for the quarter ended June 30, 2011, an increase of $9.0 million, or 76.3%, compared to FRE of $11.8 million for the quarter ended June 30, 2010. FRE was $35.3 million for the six months ended June 30, 2011, an increase of $7.9 million, or 28.8%, compared to FRE of $27.4 million for the six months ended June 30, 2010. The increase in both comparative periods was primarily due to growth in management fees related to new capital raised and higher incentive fees, partially offset by higher compensation expense in connection with the development of the equity strategies platform.

ENI was $21.4 million for the quarter ended June 30, 2011, an increase of $9.2 million, or 75.4%, compared to ENI of $12.2 million for the quarter ended June 30, 2010. ENI was $37.2 million for the six months ended June 30, 2011, an increase of $8.8 million, or 31.0%, compared to ENI of $28.4 million for the six months ended June 30, 2010. The increase in both comparative periods was primarily driven by the increase in FRE discussed above.

Capital Markets and Principal Activities

FRE was $17.5 million for the quarter ended June 30, 2011, an increase of $8.0 million, or 84.2%, compared to FRE of $9.5 million for the quarter ended June 30, 2010. FRE was $38.6 million for the six months ended June 30, 2011, an increase of $10.7 million, or 38.4%, compared to FRE of $27.9 million for the six months ended June 30, 2010. The increase in both comparative periods was primarily driven by a higher level of overall capital markets transaction activity partially offset by higher compensation expense, both of which reflect the growth and continued build-out of this business.

ENI was $165.5 million for the quarter ended June 30, 2011, a decrease of $100.3 million, or 37.7%, compared to ENI of $265.8 million for the quarter ended June 30, 2010. ENI was $615.4 million for the six months ended June 30, 2011, a decrease of $115.1 million, or 15.8%, compared to ENI of $730.5 million for the six months ended June 30, 2010. The decrease in both comparative periods was primarily due to a lower level of investment income. While the fair value of KKR’s principal investments increased during the second quarter and first six months of 2011, the level of appreciation was lower than in the comparable periods of 2010.

CAPITAL AND LIQUIDITY

As of June 30, 2011, KKR had an available cash balance of $952.5 million and $500.0 million of outstanding debt obligations under its senior notes. KKR’s availability for further borrowings was approximately $1.3 billion (which does not include a $500.0 million revolving credit facility for use in its capital markets business that was undrawn as of June 30, 2011).

As of June 30, 2011, KKR’s portion of total uncalled commitments to its investment funds was $835.3 million, consisting of the following (amounts in thousands):

Commitments
Private Markets
2006 Fund	$306,226
European Fund III	292,636
Asian Fund	97,413
Infrastructure Fund	50,000
E2 Investors (Annex Fund)	29,978
China Growth Fund	8,506
Natural Resources I	5,112
Other Private Markets Commitments	1,027
Total Private Markets Commitments	790,898

Public Markets
Mezzanine Fund	34,300
Special Situations Vehicles	10,100
Total Public Markets Commitments	44,400

Total Uncalled Commitments	$835,298

DISTRIBUTION

A distribution of $0.11 per common unit will be paid on August 30, 2011 to unitholders of record as of the close of business on August 15, 2011.

CONFERENCE CALL

A conference call to discuss KKR’s financial results will be held on Wednesday, August 3, 2011 at 10:00 a.m. EDT. The conference call may be accessed by dialing (888) 820-9418 (U.S. callers) or +1 (913) 312-0406 (non-U.S. callers); a pass code is not required. Additionally, the conference call will be broadcast live over the Internet and may be accessed through the Investor Relations section of KKR’s website at http://www.kkr.com/kkr_ir/kkr_events.cfm. A replay of the live broadcast will be available on KKR’s website or by dialing (888) 203-1112 (U.S. callers) and +1 (719) 457-0820 (non-U.S. callers), pass code 4638167, beginning approximately two hours after the broadcast.

From time to time, KKR may use its website as a channel of distribution of material company information. Financial and other important information regarding KKR is routinely posted and accessible on the Investor Relations section of KKR’s website at www.kkr.com. In addition, you may automatically receive email alerts and other information about KKR by enrolling your email within the “Email Alerts” area of the Investor Relations section of the website.

ABOUT KKR

Founded in 1976 and led by Henry Kravis and George Roberts, KKR is a leading global investment firm with $61.9 billion in assets under management as of June 30, 2011. With offices around the world, KKR manages assets through a variety of investment funds and accounts covering multiple asset classes. KKR seeks to create value by bringing operational expertise to its portfolio companies and through active oversight and monitoring of its investments. KKR complements its investment expertise and strengthens interactions with investors through its client relationships and capital markets platform. KKR is publicly traded on the New York Stock Exchange (NYSE: KKR). For additional information, please visit KKR’s website at www.kkr.com.

FORWARD-LOOKING STATEMENTS

This release contains certain forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward-looking statements are based on KKR’s beliefs, assumptions and expectations of its future performance, taking into account all information currently available to it. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to KKR or are within its control. If a change occurs, KKR’s business, financial condition, liquidity and results of operations, including but not limited to AUM, FPAUM, FRE, gross distributable earnings, ENI, committed dollars invested, uncalled commitments and book value, may vary materially from those expressed in the forward-looking statements. The following factors, among others, could cause actual results to vary from the forward-looking statements: the general volatility of the capital markets; failure to realize the benefits of or changes in KKR’s business strategies; availability, terms and deployment of capital; availability of qualified personnel and expense of recruiting and retaining such personnel; changes in the asset management industry, interest rates or the general economy; underperformance of KKR's investments and decreased ability to raise funds; and the degree and nature of KKR’s competition. KKR does not undertake any obligation to update any forward-looking statements to reflect circumstances or events that occur after the date on which such statements were made except as required by law. In addition, KKR’s business strategy is focused on the long term and financial results are subject to significant volatility. Additional information about factors affecting KKR is available in KKR & Co. L.P.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, filed with the SEC on March 7, 2011, Quarterly Report on Form 10-Q for the quarter ended March 31, 2011, filed with the SEC on May 5, 2011 and other filings with the SEC, which are available at www.sec.gov.

KKR
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (GAAP BASIS - UNAUDITED)
(Amounts in thousands, except common unit and per common unit amounts)

	Quarter Ended		Six Months Ended
	June 30, 2011	June 30, 2010	June 30, 2011	June 30, 2010
Revenues
Fees	$117,612	$87,070	$349,455	$193,101

Expenses
Compensation and Benefits	272,415	348,621	628,969	714,152
Occupancy and Related Charges	12,829	9,510	25,383	19,195
General, Administrative and Other	32,903	58,046	78,024	135,770
Fund Expenses	13,139	14,409	22,662	24,777
Total Expenses	331,286	430,586	755,038	893,894

Investment Income (Loss)
Net Gains (Losses) from Investment Activities	1,319,089	1,031,568	3,806,298	3,318,121
Dividend Income	31,215	147,373	36,023	590,280
Interest Income	88,749	56,152	154,117	104,455
Interest Expense	(17,371)	(10,134)	(34,623)	(23,961)
Total Investment Income (Loss)	1,421,682	1,224,959	3,961,815	3,988,895

Income (Loss) Before Taxes	1,208,008	881,443	3,556,232	3,288,102

Income Taxes	25,605	31,283	56,388	44,735

Net Income (Loss)	1,182,403	850,160	3,499,844	3,243,367

Less: Net Income (Loss) Attributable to
Noncontrolling Interests in Consolidated Entities	1,014,756	676,816	2,763,728	2,663,946
Less: Net Income (Loss) Attributable to
Noncontrolling Interests Held by KKR Holdings L.P.	128,026	143,437	536,930	435,678

Net Income (Loss) Attributable to KKR & Co. L.P.	$39,621	$29,907	$199,186	$143,743

Distributions Declared per KKR & Co. L.P. Common Unit	$0.11	$0.08	$0.32	$0.16

Net Income (Loss) Attributable to KKR & Co. L.P. Per Common Unit
Basic	$0.18	$0.15	$0.92	$0.70
Diluted (a)	$0.18	$0.15	$0.92	$0.70
Weighted Average Common Units Outstanding
Basic	219,188,351	204,902,226	216,349,760	204,902,226
Diluted (a)	220,213,799	204,902,226	216,880,234	204,902,226

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(a) KKR Holdings L.P. units have been excluded from the calculation of diluted earnings per common unit given that the exchange of these units would proportionally increase KKR & Co. L.P.’s interests in KKR’s business and would have an anti-dilutive effect on earnings per common unit as a result of certain tax benefits KKR & Co. L.P. is assumed to receive upon the exchange.

KKR
STATEMENTS OF OPERATIONS AND OTHER SELECTED FINANCIAL INFORMATION
TOTAL REPORTABLE SEGMENTS (UNAUDITED)
(Amounts in thousands, except unit and per unit amounts)

	Quarter Ended			Six Months Ended
	June 30, 2011	March 31, 2011	June 30, 2010	June 30, 2011	June 30, 2010
Fees
Management and incentive fees:
Management fees	$126,229	$127,550	$110,669	$253,779	$221,698
Incentive fees	16,146	12,013	8,350	28,159	20,850
Management and incentive fees	142,375	139,563	119,019	281,938	242,548

Monitoring and transaction fees:
Monitoring fees	30,653	90,427	20,512	121,080	43,044
Transaction fees	34,885	87,276	37,441	122,161	92,975
Fee credits	(12,211)	(72,992)	(15,278)	(85,203)	(29,545)
Net monitoring and transaction fees	53,327	104,711	42,675	158,038	106,474

Total fees	195,702	244,274	161,694	439,976	349,022

Expenses
Compensation and benefits (a)	63,110	63,140	49,431	126,250	101,684
Occupancy and related charges	12,122	11,859	9,533	23,981	19,218
Other operating expenses	44,337	43,072	39,394	87,409	74,395
Total expenses	119,569	118,071	98,358	237,640	195,297

Fee Related Earnings	76,133	126,203	63,336	202,336	153,725

Investment income (loss)
Gross carried interest	201,384	332,121	229,494	533,505	552,705
Less: allocation to KKR carry pool	(79,591)	(139,515)	(96,029)	(219,106)	(195,411)
Less: management fee refunds (b)	(31,905)	(4,804)	(17,907)	(36,709)	(101,647)
Net carried interest	89,888	187,802	115,558	277,690	255,647
Other investment income (loss)	149,956	430,175	255,031	580,131	699,733
Total investment income (loss)	239,844	617,977	370,589	857,821	955,380

Income (Loss) before noncontrolling interests
in Income of consolidated entities	315,977	744,180	433,925	1,060,157	1,109,105
Income (Loss) attributable to
noncontrolling interests	951	1,660	874	2,611	1,250

Economic Net Income (Loss)	$315,026	$742,520	$433,051	$1,057,546	$1,107,855

Provision for Income Taxes	69,721	88,739	104,935	158,460	145,012

Economic Net Income (Loss), After Taxes (c)	$245,305	$653,781	$328,116	$899,086	$962,843

Economic Net Income (Loss), After Taxes per Adjusted Unit (c)	$0.36	$0.96	$0.48	$1.32	$1.41

Assets Under Management	$61,940,200	$61,043,200	$54,398,300	$61,940,200	$54,398,300
Fee Paying Assets Under Management	$46,435,900	$45,716,600	$41,643,400	$46,435,900	$41,643,400
Committed Dollars Invested	$497,100	$1,127,100	$879,200	$1,624,200	$2,021,900
Uncalled Commitments	$13,698,900	$13,303,600	$13,264,200	$13,698,900	$13,264,200

Other Information
Fee Related Earnings	$76,133	$126,203	$63,336	$202,336	$153,725
Plus: depreciation and amortization	2,609	2,641	3,762	5,250	6,200
Fee Related EBITDA	$78,742	$128,844	$67,098	$207,586	$159,925

Gross Distributable Earnings	$103,248	$192,938	$77,085	$296,186	$161,898

GAAP interest expense	$17,371	$17,252	$10,134	$34,623	$23,961
Less: interest expense related to debt obligations
from investment financing arrangements	6,772	6,557	6,205	13,329	12,918
Core Interest Expense (c)	$10,599	$10,695	$3,929	$21,294	$11,043

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(a) Excludes a $4.4 million charge for non-cash equity based compensation during the quarter ended June 30, 2011 associated with equity awards granted under the KKR & Co. L.P. 2010 Equity Incentive Plan.

(b) As of June 30, 2011, $48.8 million of carried interest is subject to management fee refunds, which may reduce carried interest in future periods.

(c) See definitions for ENI, after taxes, adjusted units, and core interest expense under “Notes to Reportable Segments”.

KKR
STATEMENTS OF OPERATIONS AND OTHER SELECTED FINANCIAL INFORMATION
PRIVATE MARKETS SEGMENT (UNAUDITED)
(Amounts in thousands)

	Quarter Ended			Six Months Ended
	June 30, 2011	March 31, 2011	June 30, 2010	June 30, 2011	June 30, 2010
Fees
Management and incentive fees:
Management fees	$106,679	$110,257	$97,046	$216,936	$195,206
Incentive fees	-	-	-	-	-
Management and incentive fees	106,679	110,257	97,046	216,936	195,206

Monitoring and transaction fees:
Monitoring fees	30,653	90,427	20,512	121,080	43,044
Transaction fees	8,132	53,178	20,128	61,310	45,242
Fee credits	(12,113)	(70,787)	(13,872)	(82,900)	(23,949)
Net monitoring and transaction fees	26,672	72,818	26,768	99,490	64,337

Total fees	133,351	183,075	123,814	316,426	259,543

Expenses
Compensation and benefits (a)	46,205	45,975	38,463	92,180	79,304
Occupancy and related charges	10,944	10,575	8,751	21,519	17,676
Other operating expenses	38,424	35,884	34,486	74,308	64,232
Total expenses	95,573	92,434	81,700	188,007	161,212

Fee Related Earnings	37,778	90,641	42,114	128,419	98,331

Investment income (loss)
Gross carried interest	201,331	329,047	228,413	530,378	551,253
Less: allocation to KKR carry pool	(79,570)	(138,285)	(95,597)	(217,855)	(194,830)
Less: management fee refunds	(31,905)	(4,804)	(17,907)	(36,709)	(101,647)
Net carried interest	89,856	185,958	114,909	275,814	254,776
Other investment income (loss)	690	1,067	(1,462)	1,757	(4,056)
Total investment income (loss)	90,546	187,025	113,447	277,571	250,720

Income (Loss) before noncontrolling interests
in Income of consolidated entities	128,324	277,666	155,561	405,990	349,051
Income (Loss) attributable to
noncontrolling interests	168	927	436	1,095	186

Economic Net Income (Loss)	$128,156	$276,739	$155,125	$404,895	$348,865

Assets Under Management	$47,071,900	$46,239,100	$41,031,100	$47,071,900	$41,031,100
Fee Paying Assets Under Management	$38,430,300	$37,883,600	$35,317,500	$38,430,300	$35,317,500
Committed Dollars Invested	$420,300	$809,700	$839,200	$1,230,000	$1,834,700
Uncalled Commitments	$12,456,800	$12,071,700	$11,901,100	$12,456,800	$11,901,100

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(a) Excludes a $0.7 million charge for non-cash equity based compensation during the quarter ended June 30, 2011 associated with equity awards granted under the KKR & Co. L.P. 2010 Equity Incentive Plan.

KKR
STATEMENTS OF OPERATIONS AND OTHER SELECTED FINANCIAL INFORMATION
PUBLIC MARKETS SEGMENT (UNAUDITED)
(Amounts in thousands)

	Quarter Ended			Six Months Ended
	June 30, 2011	March 31, 2011	June 30, 2010	June 30, 2011	June 30, 2010
Fees
Management and incentive fees:
Management fees	$19,550	$17,293	$13,623	$36,843	$26,492
Incentive fees	16,146	12,013	8,350	28,159	20,850
Management and incentive fees	35,696	29,306	21,973	65,002	47,342

Monitoring and transaction fees:
Monitoring fees	-	-	-	-	-
Transaction fees	356	3,729	2,330	4,085	8,153
Fee credits	(98)	(2,205)	(1,406)	(2,303)	(5,596)
Net monitoring and transaction fees	258	1,524	924	1,782	2,557

Total fees	35,954	30,830	22,897	66,784	49,899

Expenses
Compensation and benefits (a)	10,664	11,159	7,474	21,823	14,616
Occupancy and related charges	818	955	580	1,773	1,148
Other operating expenses	3,634	4,208	3,093	7,842	6,690
Total expenses	15,116	16,322	11,147	31,438	22,454

Fee Related Earnings	20,838	14,508	11,750	35,346	27,445

Investment income (loss)
Gross carried interest	53	3,074	1,081	3,127	1,452
Less: allocation to KKR carry pool	(21)	(1,230)	(432)	(1,251)	(581)
Less: management fee refunds	-	-	-	-	-
Net carried interest	32	1,844	649	1,876	871
Other investment income (loss)	661	(351)	(126)	310	382
Total investment income (loss)	693	1,493	523	2,186	1,253

Income (Loss) before noncontrolling interests
in Income of consolidated entities	21,531	16,001	12,273	37,532	28,698
Income (Loss) attributable to
noncontrolling interests	178	138	110	316	255

Economic Net Income (Loss)	$21,353	$15,863	$12,163	$37,216	$28,443

Assets Under Management	$14,868,300	$14,804,100	$13,367,200	$14,868,300	$13,367,200
Fee Paying Assets Under Management	$8,005,600	$7,833,000	$6,325,900	$8,005,600	$6,325,900
Committed Dollars Invested	$76,800	$317,400	$40,000	$394,200	$187,200
Uncalled Commitments	$1,242,100	$1,231,900	$1,363,100	$1,242,100	$1,363,100

______________________________________________________________________________________________________

(a) Excludes a $3.7 million charge for non-cash equity based compensation during the quarter ended June 30, 2011 associated with equity awards granted under the KKR & Co. L.P. 2010 Equity Incentive Plan.

KKR
STATEMENTS OF OPERATIONS
CAPITAL MARKETS AND PRINCIPAL ACTIVITIES SEGMENT (UNAUDITED)
(Amounts in thousands)

	Quarter Ended			Six Months Ended
	June 30, 2011	March 31, 2011	June 30, 2010	June 30, 2011	June 30, 2010
Fees
Management and incentive fees:
Management fees	$-	$-	$-	$-	$-
Incentive fees	-	-	-	-	-
Management and incentive fees	-	-	-	-	-

Monitoring and transaction fees:
Monitoring fees	-	-	-	-	-
Transaction fees	26,397	30,369	14,983	56,766	39,580
Fee credits	-	-	-	-	-
Net monitoring and transaction fees	26,397	30,369	14,983	56,766	39,580

Total fees	26,397	30,369	14,983	56,766	39,580

Expenses
Compensation and benefits	6,241	6,006	3,494	12,247	7,764
Occupancy and related charges	360	329	202	689	394
Other operating expenses	2,279	2,980	1,815	5,259	3,473
Total expenses	8,880	9,315	5,511	18,195	11,631

Fee Related Earnings	17,517	21,054	9,472	38,571	27,949

Investment income (loss)
Gross carried interest	-	-	-	-	-
Less: allocation to KKR carry pool	-	-	-	-	-
Less: management fee refunds	-	-	-	-	-
Net carried interest	-	-	-	-	-
Other investment income (loss)	148,605	429,459	256,619	578,064	703,407
Total investment income (loss)	148,605	429,459	256,619	578,064	703,407

Income (Loss) before noncontrolling interests
in Income of consolidated entities	166,122	450,513	266,091	616,635	731,356
Income (Loss) attributable to
noncontrolling interests	605	595	328	1,200	809

Economic Net Income (Loss)	$165,517	$449,918	$265,763	$615,435	$730,547

KKR
STATEMENTS OF OPERATIONS
TOTAL REPORTABLE SEGMENTS (UNAUDITED)
Quarter Ended June 30, 2011
(Amounts in thousands)

			Capital Markets	Total
	Private Markets	Public Markets	and Principal	Reportable
	Segment	Segment	Activities Segment	Segments

Fees
Management and incentive fees:
Management fees	$106,679	$19,550	$-	$126,229
Incentive fees	-	16,146	-	16,146
Management and incentive fees	106,679	35,696	-	142,375

Monitoring and transaction fees:
Monitoring fees	30,653	-	-	30,653
Transaction fees	8,132	356	26,397	34,885
Fee credits	(12,113)	(98)	-	(12,211)
Net monitoring and transaction fees	26,672	258	26,397	53,327

Total fees	133,351	35,954	26,397	195,702

Expenses
Compensation and benefits (a)	46,205	10,664	6,241	63,110
Occupancy and related charges	10,944	818	360	12,122
Other operating expenses	38,424	3,634	2,279	44,337
Total expenses	95,573	15,116	8,880	119,569

Fee Related Earnings	37,778	20,838	17,517	76,133

Investment income (loss)
Gross carried interest	201,331	53	-	201,384
Less: allocation to KKR carry pool	(79,570)	(21)	-	(79,591)
Less: management fee refunds	(31,905)	-	-	(31,905)
Net carried interest	89,856	32	-	89,888
Other investment income (loss)	690	661	148,605	149,956
Total investment income (loss)	90,546	693	148,605	239,844

Income (Loss) before noncontrolling interests
in Income of consolidated entities	128,324	21,531	166,122	315,977
Income (Loss) attributable to
noncontrolling interests	168	178	605	951

Economic Net Income (Loss)	$128,156	$21,353	$165,517	$315,026

______________________________________________________________________________________________________

(a) Excludes a $4.4 million charge for non-cash equity based compensation during the quarter ended June 30, 2011 (Private Markets - $0.7 million and Public Markets - $3.7 million) associated with equity awards granted under the KKR & Co. L.P. 2010 Equity Incentive Plan.

KKR
STATEMENTS OF OPERATIONS
TOTAL REPORTABLE SEGMENTS (UNAUDITED)
Quarter Ended March 31, 2011
(Amounts in thousands)

			Capital Markets	Total
	Private Markets	Public Markets	and Principal	Reportable
	Segment	Segment	Activities Segment	Segments

Fees
Management and incentive fees:
Management fees	$110,257	$17,293	$-	$127,550
Incentive fees	-	12,013	-	12,013
Management and incentive fees	110,257	29,306	-	139,563

Monitoring and transaction fees:
Monitoring fees	90,427	-	-	90,427
Transaction fees	53,178	3,729	30,369	87,276
Fee credits	(70,787)	(2,205)	-	(72,992)
Net monitoring and transaction fees	72,818	1,524	30,369	104,711

Total fees	183,075	30,830	30,369	244,274

Expenses
Compensation and benefits	45,975	11,159	6,006	63,140
Occupancy and related charges	10,575	955	329	11,859
Other operating expenses	35,884	4,208	2,980	43,072
Total expenses	92,434	16,322	9,315	118,071

Fee Related Earnings	90,641	14,508	21,054	126,203

Investment income (loss)
Gross carried interest	329,047	3,074	-	332,121
Less: allocation to KKR carry pool	(138,285)	(1,230)	-	(139,515)
Less: management fee refunds	(4,804)	-	-	(4,804)
Net carried interest	185,958	1,844	-	187,802
Other investment income (loss)	1,067	(351)	429,459	430,175
Total investment income (loss)	187,025	1,493	429,459	617,977

Income (Loss) before noncontrolling interests
in Income of consolidated entities	277,666	16,001	450,513	744,180
Income (Loss) attributable to
noncontrolling interests	927	138	595	1,660

Economic Net Income (Loss)	$276,739	$15,863	$449,918	$742,520

KKR
STATEMENTS OF OPERATIONS
TOTAL REPORTABLE SEGMENTS (UNAUDITED)
Quarter Ended June 30, 2010
(Amounts in thousands)

			Capital Markets	Total
	Private Markets	Public Markets	and Principal	Reportable
	Segment	Segment	Activities Segment	Segments

Fees
Management and incentive fees:
Management fees	$97,046	$13,623	$-	$110,669
Incentive fees	-	8,350	-	8,350
Management and incentive fees	97,046	21,973	-	119,019

Monitoring and transaction fees:
Monitoring fees	20,512	-	-	20,512
Transaction fees	20,128	2,330	14,983	37,441
Fee credits	(13,872)	(1,406)	-	(15,278)
Net monitoring and transaction fees	26,768	924	14,983	42,675

Total fees	123,814	22,897	14,983	161,694

Expenses
Compensation and benefits	38,463	7,474	3,494	49,431
Occupancy and related charges	8,751	580	202	9,533
Other operating expenses	34,486	3,093	1,815	39,394
Total expenses	81,700	11,147	5,511	98,358

Fee Related Earnings	42,114	11,750	9,472	63,336

Investment income (loss)
Gross carried interest	228,413	1,081	-	229,494
Less: allocation to KKR carry pool	(95,597)	(432)	-	(96,029)
Less: management fee refunds	(17,907)	-	-	(17,907)
Net carried interest	114,909	649	-	115,558
Other investment income (loss)	(1,462)	(126)	256,619	255,031
Total investment income (loss)	113,447	523	256,619	370,589

Income (Loss) before noncontrolling interests
in Income of consolidated entities	155,561	12,273	266,091	433,925
Income (Loss) attributable to
noncontrolling interests	436	110	328	874

Economic Net Income (Loss)	$155,125	$12,163	$265,763	$433,051

KKR
STATEMENTS OF OPERATIONS
TOTAL REPORTABLE SEGMENTS (UNAUDITED)
Six Months Ended June 30, 2011
(Amounts in thousands)

			Capital Markets	Total
	Private Markets	Public Markets	and Principal	Reportable
	Segment	Segment	Activities Segment	Segments

Fees
Management and incentive fees:
Management fees	$216,936	$36,843	$-	$253,779
Incentive fees	-	28,159	-	28,159
Management and incentive fees	216,936	65,002	-	281,938

Monitoring and transaction fees:
Monitoring fees	121,080	-	-	121,080
Transaction fees	61,310	4,085	56,766	122,161
Fee credits	(82,900)	(2,303)	-	(85,203)
Net monitoring and transaction fees	99,490	1,782	56,766	158,038

Total fees	316,426	66,784	56,766	439,976

Expenses
Compensation and benefits (a)	92,180	21,823	12,247	126,250
Occupancy and related charges	21,519	1,773	689	23,981
Other operating expenses	74,308	7,842	5,259	87,409
Total expenses	188,007	31,438	18,195	237,640

Fee Related Earnings	128,419	35,346	38,571	202,336

Investment income (loss)
Gross carried interest	530,378	3,127	-	533,505
Less: allocation to KKR carry pool	(217,855)	(1,251)	-	(219,106)
Less: management fee refunds	(36,709)	-	-	(36,709)
Net carried interest	275,814	1,876	-	277,690
Other investment income (loss)	1,757	310	578,064	580,131
Total investment income (loss)	277,571	2,186	578,064	857,821

Income (Loss) before noncontrolling interests
in Income of consolidated entities	405,990	37,532	616,635	1,060,157
Income (Loss) attributable to
noncontrolling interests	1,095	316	1,200	2,611

Economic Net Income (Loss)	$404,895	$37,216	$615,435	$1,057,546

______________________________________________________________________________________________________

(a) Excludes a $4.4 million charge for non-cash equity based compensation during the quarter ended June 30, 2011 (Private Markets - $0.7 million and Public Markets - $3.7 million) associated with equity awards granted under the KKR & Co. L.P. 2010 Equity Incentive Plan.

KKR
STATEMENTS OF OPERATIONS
TOTAL REPORTABLE SEGMENTS (UNAUDITED)
Six Months Ended June 30, 2010
(Amounts in thousands)

			Capital Markets	Total
	Private Markets	Public Markets	and Principal	Reportable
	Segment	Segment	Activities Segment	Segments

Fees
Management and incentive fees:
Management fees	$195,206	$26,492	$-	$221,698
Incentive fees	-	20,850	-	20,850
Management and incentive fees	195,206	47,342	-	242,548

Monitoring and transaction fees:
Monitoring fees	43,044	-	-	43,044
Transaction fees	45,242	8,153	39,580	92,975
Fee credits	(23,949)	(5,596)	-	(29,545)
Net monitoring and transaction fees	64,337	2,557	39,580	106,474

Total fees	259,543	49,899	39,580	349,022

Expenses
Compensation and benefits	79,304	14,616	7,764	101,684
Occupancy and related charges	17,676	1,148	394	19,218
Other operating expenses	64,232	6,690	3,473	74,395
Total expenses	161,212	22,454	11,631	195,297

Fee Related Earnings	98,331	27,445	27,949	153,725

Investment income (loss)
Gross carried interest	551,253	1,452	-	552,705
Less: allocation to KKR carry pool	(194,830)	(581)	-	(195,411)
Less: management fee refunds	(101,647)	-	-	(101,647)
Net carried interest	254,776	871	-	255,647
Other investment income (loss)	(4,056)	382	703,407	699,733
Total investment income (loss)	250,720	1,253	703,407	955,380

Income (Loss) before noncontrolling interests
in Income of consolidated entities	349,051	28,698	731,356	1,109,105
Income (Loss) attributable to
noncontrolling interests	186	255	809	1,250

Economic Net Income (Loss)	$348,865	$28,443	$730,547	$1,107,855

KKR
BALANCE SHEETS
TOTAL REPORTABLE SEGMENTS (UNAUDITED)
(Amounts in thousands, except per unit amounts)

As of June 30, 2011
	Private Markets Segment	Public Markets Segment	Capital Markets and Principal Activities Segment		Total Reportable Segments

Cash and cash equivalents	$256,578	$7,573	$688,341		$952,492
Investments	-	-	5,181,945	(a)	5,181,945
Unrealized carry	675,148	4,877	-		680,025
Other assets	123,114	61,922	76,163		261,199
Total assets	$1,054,840	$74,372	$5,946,449		$7,075,661

Debt obligations	$-	$-	$500,000		$500,000
Other liabilities	181,680	13,512	59,355		254,547
Total liabilities	$181,680	$13,512	$559,355		$754,547

Noncontrolling interests	(1,841)	787	17,131		16,077

Partners' capital	$875,001	$60,073	$5,369,963		$6,305,037

Book value per adjusted unit (b)	$1.28	$0.09	$7.85		$9.22

As of December 31, 2010
	Private Markets Segment	Public Markets Segment	Capital Markets and Principal Activities Segment		Total Reportable Segments

Cash and cash equivalents	$229,729	$10,007	$516,544		$756,280
Investments	-	-	4,831,798		4,831,798
Unrealized carry	523,002	3,001	-		526,003
Other assets	194,424	53,222	39,730		287,376
Total assets	$947,155	$66,230	$5,388,072		$6,401,457

Debt obligations	$-	$-	$500,000		$500,000
Other liabilities	104,248	10,193	45,837		160,278
Total liabilities	104,248	10,193	545,837		660,278

Noncontrolling interests	(1,750)	766	16,537		15,553

Partners' capital	$844,657	$55,271	$4,825,698		$5,725,626

Book value per adjusted unit (b)	$1.24	$0.08	$7.06		$8.38

_______________________________________________________________________________________________

(a) See capital markets and principal activities segment schedule of investments that follows on pages 16 and 17.

(b) Adjusted units represent the fully diluted unit count using the if-converted method. See Exhibit B for a reconciliation of this item to the comparable GAAP measure.

KKR
CAPITAL MARKETS AND PRINCIPAL ACTIVITIES SEGMENT SCHEDULE OF INVESTMENTS
(Amounts in thousands, except percentage amounts)

	As of June 30, 2011
Investment	Cost	Fair Value	Fair Value as a Percentage of Investments

Private Equity Investments

Co-investments in portfolio companies of
private equity funds:
Dollar General Corporation	$164,291	$636,321	12.3%
HCA Inc.	171,228	499,127	9.6
The Nielsen Company B.V.	156,839	324,872	6.3
Alliance Boots GmbH	301,352	313,026	6.0
NXP B.V.	207,964	210,619	4.1
Biomet, Inc.	151,443	136,299	2.6
U.S. Foodservice, Inc.	100,000	120,000	2.3
ProSiebenSat.1 Media AG	226,913	115,768	2.2
KION Group GmbH	128,058	101,697	2.0
First Data Corporation	135,258	81,155	1.6
Energy Future Holdings Corp.	200,000	40,000	0.8
PagesJaunes Groupe S.A.	235,201	—	—
Capmark Financial Group Inc.	137,321	—	—
	2,315,868	2,578,884	49.8
Private equity funds:
KKR 2006 Fund L.P.	1,083,813	1,170,033	22.7
KKR Asian Fund L.P.	196,029	276,253	5.3
KKR European Fund III, Limited Partnership	173,032	193,377	3.7
KKR Millennium Fund L.P.	181,961	179,282	3.5
KKR European Fund, Limited Partnership	97,388	105,978	2.0
KKR European Fund II, Limited Partnership	89,899	79,372	1.5
KKR E2 Investors, L.P.	10,282	15,978	0.3
KKR China Growth Fund L.P.	1,479	2,217	0.0
	1,833,883	2,022,490	39.0

Other Investments	564,327	580,571	11.2

	$4,714,078	$5,181,945	100.0%

KKR
CAPITAL MARKETS AND PRINCIPAL ACTIVITIES SEGMENT SCHEDULE OF INVESTMENTS, CONTINUED
(Amounts in thousands, except percentage amounts)

	As of June 30, 2011
Investment	Cost	Fair Value	Fair Value as a Percentage of Investments

Significant Aggregate Investments: (a)
Dollar General Corporation	$227,972	$846,374	16.3%
HCA Inc.	217,011	615,051	11.9
Alliance Boots GmbH	426,523	448,882	8.8
The Nielsen Company B.V.	172,841	354,775	6.8
	1,044,347	2,265,082	43.8
Other portfolio companies (b)	3,105,404	2,336,292	45.1
Other investments	564,327	580,571	11.1
	$4,714,078	$5,181,945	100.0%

Investments by Geography:
North America	$2,805,193	$3,533,343	68.2%
Europe	1,640,910	1,267,396	24.5
Asia-Pacific	267,975	381,206	7.3
	$4,714,078	$5,181,945	100.0%

Investments by Industry:
Healthcare	$929,123	$1,327,734	25.6%
Retail	536,984	1,154,260	22.3
Media/Telecom	889,449	741,111	14.3
Financial Services	904,868	654,344	12.6
Technology	462,932	510,712	9.9
Industrial	304,611	325,551	6.3
Energy	518,161	258,125	5.0
Consumer Products	155,060	182,113	3.5
Other	12,890	27,995	0.5
	$4,714,078	$5,181,945	100.0%

_______________________________________________________________________________________________

(a) The significant aggregate investments include investments in portfolio companies with individual fair values of 5% or more of the capital markets and principal activities segment investments balance as of June 30, 2011. The fair value figures include the co-investment and the limited partner and/or general partner interests in the underlying portfolio company.

(b) Other portfolio companies includes investments in private equity portfolio companies with individual fair values less than 5% of the capital markets and principal activities segment investments balance as of June 30, 2011.

KKR
ASSETS UNDER MANAGEMENT AND FEE PAYING ASSETS UNDER MANAGEMENT
(Amounts in thousands)

Assets Under Management
	Private Markets Segment	Public Markets Segment	Total Reportable Segments
Quarter Ended June 30, 2011

March 31, 2011	$ 46,239,100	$ 14,804,100	$ 61,043,200

New Capital Raised	750,000	123,600	873,600
Distributions	(1,400,400)	(259,600)	(1,660,000)
Foreign Exchange	60,400	-	60,400
Change in Value	1,422,800	200,200	1,623,000

June 30, 2011	$ 47,071,900	$ 14,868,300	$ 61,940,200

Six Months Ended June 30, 2011

December 31, 2010	$ 46,223,900	$ 14,773,600	$ 60,997,500

New Capital Raised	816,200	351,400	1,167,600
Distributions	(3,873,300)	(748,200)	(4,621,500)
Foreign Exchange	206,400	-	206,400
Change in Value	3,698,700	491,500	4,190,200

June 30, 2011	$ 47,071,900	$ 14,868,300	$ 61,940,200

Fee Paying Assets Under Management
	Private Markets Segment	Public Markets Segment	Total Reportable Segments
Quarter Ended June 30, 2011

March 31, 2011	$ 37,883,600	$ 7,833,000	$ 45,716,600

New Capital Raised	750,000	114,300	864,300
Distributions	(351,100)	(125,300)	(476,400)
Foreign Exchange	150,400	-	150,400
Change in Value	(2,600)	183,600	181,000

June 30, 2011	$ 38,430,300	$ 8,005,600	$ 46,435,900

Six Months Ended June 30, 2011

December 31, 2010	$ 38,186,700	$ 7,824,400	$ 46,011,100

New Capital Raised	816,200	341,800	1,158,000
Distributions	(1,126,600)	(600,000)	(1,726,600)
Foreign Exchange	542,500	-	542,500
Change in Value	11,500	439,400	450,900

June 30, 2011	$ 38,430,300	$ 8,005,600	$ 46,435,900

KKR
INVESTMENT VEHICLE SUMMARY (UNAUDITED)
As of June 30, 2011
(Amounts in millions, except percentages)

	Investment Period		Amount
	Commencement Date	End Date	Commitment	Uncalled Commitments	Percentage Committed by General Partner	Invested	Realized	Remaining Cost	Fair Value
Private Markets

Private Equity Funds
China Growth Fund	11/2010	11/2016	$1,010.0	$903.7	1.0%	$106.3	$-	$106.3	$162.0
E2 Investors (Annex Fund)	8/2009	11/2011	554.8	427.9	4.1%	126.9	-	126.9	204.4
European Fund III	3/2008	3/2014	6,147.1	3,789.8	4.4%	2,357.3	-	2,357.3	2,626.2
Asian Fund	7/2007	7/2013	3,983.2	1,323.3	2.5%	2,659.9	119.1	2,597.4	3,984.2
2006 Fund	9/2006	9/2012	17,642.2	3,988.3	2.1%	13,653.9	2,927.0	12,055.3	14,869.1
European Fund II	11/2005	10/2008	5,750.8	-	2.1%	5,750.8	1,380.2	4,780.1	4,459.8
Millennium Fund	12/2002	12/2008	6,000.0	-	2.5%	6,000.0	6,810.9	3,484.7	5,785.3
European Fund	12/1999	12/2005	3,085.4	-	3.2%	3,085.4	7,719.0	217.0	1,270.2

Total Private Equity Funds			44,173.5	10,433.0		33,740.5	18,956.2	25,725.0	33,361.2

Co-Investment Vehicles	Various	Various	1,992.1	551.3	Various	1,440.8	335.0	1,353.8	2,107.2

Total Private Equity			46,165.6	10,984.3		35,181.3	19,291.2	27,078.8	35,468.4

Energy / Infrastructure
Natural Resources I	3/2010	10/2013	1,007.0	925.0	0.7%	82.0	-	82.0	82.0
Infrastructure Fund	9/2010	9/2016	515.0	515.0	9.7%	-	-	-	-
Co-Investment Vehicles	Various	Various	1,187.3	32.5	Various	1,154.8	35.3	1,154.8	1,286.9

Total Energy / Infrastructure			2,709.3	1,472.5		1,236.8	35.3	1,236.8	1,368.9

Private Markets Total			48,874.9	12,456.8		36,418.1	19,326.5	28,315.6	36,837.3

Public Markets

Special Situations Vehicles	Various	Various	1,861.5	746.1	Various	1,115.4	14.1	1,115.4	1,193.4
Mezzanine Fund	3/2010	8/2015	642.8	496.0	7.0%	146.8	2.2	146.8	154.3

Public Markets Total			2,504.3	1,242.1		1,262.2	16.3	1,262.2	1,347.7

Total			$51,379.2	$13,698.9		$37,680.3	$19,342.8	$29,577.8	$38,185.0

KKR
DISTRIBUTION CALCULATION
(Amounts in thousands, except unit and per unit amounts)

Quarter Ended
June 30, 2011

FRE	$76,133
Realized cash carry	32,725
Less: local income taxes	(4,659)
Less: noncontrolling interests	(951)
Gross distributable earnings	103,248

Distributable earnings to KKR & Co. L.P. (32.58%)	33,639

Less: estimated current corporate income taxes	(8,492)

Total distribution	$25,147

Distribution per KKR & Co. L.P. common unit	$0.11

Outstanding KKR & Co. L.P. common units (As of June 30, 2011)	222,531,607

_____________________________________________________________________________________________________________________________________

DISTRIBUTION POLICY

KKR intends to make quarterly cash distributions in amounts that in the aggregate are expected to constitute substantially all of the cash earnings of its investment management business each year in excess of amounts determined by KKR to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and its investment funds and to comply with applicable law and any of its debt instruments or other agreements. KKR does not intend to distribute gains on principal investments, other than certain additional distributions that KKR may determine to make. These additional distributions, if any, are intended to cover certain tax liabilities, as calculated by KKR. When KKR & Co. L.P. receives distributions from the KKR Group Partnerships (the holding companies of the KKR business), KKR Holdings receives its pro rata share of such distributions from the KKR Group Partnerships. For the purposes of KKR’s distribution policy, its distributions are expected to consist of an amount consisting of (i) FRE, (ii) carry distributions received from KKR’s investment funds which have not been allocated as part of its carry pool, and (iii) any additional distributions for certain taxes as described above. This amount is expected to be reduced by (i) corporate and applicable local taxes, if any, (ii) noncontrolling interests, and (iii) amounts determined by KKR to be necessary or appropriate for the conduct of its business and other matters as discussed above.

The declaration and payment of any distributions are subject to the discretion of the board of directors of the general partner of KKR & Co. L.P. and the terms of its limited partnership agreement. There can be no assurance that distributions will be made as intended or at all or that such distributions will be sufficient to pay any particular KKR unitholder’s actual U.S. or non-U.S. tax liability.

KKR
Notes to Reportable Segments (Unaudited)

The reportable segments for KKR’s business are presented prior to giving effect to the allocation of income (loss) between KKR & Co. L.P. and KKR Holdings L.P. and as such represent the business in total.

Definitions

Fee related earnings (“FRE”) is comprised of segment operating revenues, less segment operating expenses. The components of FRE on a segment basis differ from the equivalent U.S. GAAP amounts on a consolidated basis as a result of: (i) the inclusion of management fees earned from consolidated funds that were eliminated in consolidation; (ii) the exclusion of fees and expenses of certain consolidated entities; (iii) the exclusion of charges relating to the amortization of intangible assets; (iv) the exclusion of charges relating to carry pool allocations; (v) the exclusion of non-cash equity charges and other non-cash compensation charges borne by KKR Holdings or incurred under the KKR & Co. L.P. 2010 Equity Incentive Plan; (vi) the exclusion of certain reimbursable expenses; and (vii) the exclusion of certain non-recurring items.

Economic net income (“ENI”) is a measure of profitability for KKR’s reportable segments and is comprised of: (i) FRE; plus (ii) segment investment income, which is reduced for carry pool allocations and management fee refunds; less (iii) certain economic interests in KKR’s segments held by third parties. ENI differs from net income on a GAAP basis as a result of: (i) the exclusion of the items referred to in FRE above; (ii) the exclusion of investment income relating to noncontrolling interests; and (iii) the exclusion of income taxes.

ENI, after taxes is calculated by deducting from ENI the implied income tax provision that has been calculated assuming that all income is allocated to KKR & Co. L.P., which would occur following an exchange of all KKR Holdings units for common units of KKR & Co. L.P. The assumptions and methodology used to calculate the implied income tax provision are consistent with those used in calculating the tax provision for KKR & Co. L.P. under GAAP. The implied income tax provision does not give effect to any tax savings or deductions that may result from the exchange of KKR Holdings units.

Assets under management (“AUM”) represent the assets from which KKR is entitled to receive fees or a carried interest and general partner capital. KKR calculates the amount of AUM as of any date as the sum of: (i) the fair value of the investments of KKR's investment funds plus uncalled capital commitments from these funds; (ii) the fair value of investments in KKR's co-investment vehicles; (iii) the net asset value of certain of KKR's fixed income products; (iv) the value of outstanding structured finance vehicles; and (v) the fair value of other assets managed by KKR. KKR's definition of AUM is not based on any definition of AUM that is set forth in the agreements governing the investment funds, vehicles or accounts that it manages or calculated pursuant to any regulatory requirements.

Fee paying AUM (“FPAUM”) represents only those assets under management from which KKR receives fees. FPAUM is the sum of all of the individual fee bases that are used to calculate KKR’s fees and differs from AUM in the following respects: (i) assets from which KKR does not receive a fee are excluded (i.e., assets with respect to which it receives only carried interest) and (ii) certain assets, primarily in its private equity funds, are reflected based on capital commitments and invested capital as opposed to fair value because fees are not impacted by changes in the fair value of underlying investments.

Committed dollars invested is the aggregate amount of capital commitments that have been invested by KKR’s investment funds and carry-yielding co-investment vehicles during a given period. Such amounts include: (i) capital invested by fund investors and co-investors with respect to which KKR is entitled to a carried interest and (ii) capital invested by KKR.

Uncalled commitments represent unfunded capital commitments that KKR’s investment funds and carry-paying co-investment vehicles have received from partners to contribute capital to fund future investments.

Adjusted units represent the weighted-average fully diluted unit count for ENI purposes using the if-converted method. See Exhibit B for a reconciliation of this item to the comparable GAAP measure.

Core interest expense excludes interest expense related to debt obligations from investment financing arrangements related to certain of KKR’s private equity funds, investment vehicles and principal investments. These financing arrangements are not direct obligations of the general partners of KKR’s private equity funds or its management companies. On a segment basis, interest expense is included in other investment income.

Fee Credits require KKR to share an agreed upon percentage of monitoring and transaction fees received from portfolio companies with limited partners in certain of its investment funds. Limited partners receive fee credits only with respect to monitoring and transaction fees that are allocable to their fund’s investment in the portfolio company and not, for example, any fees allocable to capital invested through co-investment vehicles. Fee credits are calculated after deducting certain fund-related expenses and generally amount to 80% of allocable monitoring and transaction fees after fund-related expenses are recovered, although the actual percentage may vary from fund to fund.

KKR Carry Pool represents a portion of the carried interest earned in relation to certain of KKR’s active and future investment funds and co-investment vehicles that will be allocated to its principals, other professionals and selected other individuals.

Management Fee Refunds represent 20% of any cash management fees earned from limited partners in the event that certain of KKR’s investment funds recognize a carried interest. At such time as the fund recognizes a carried interest in an amount sufficient to cover 20% of the cash management fees earned or a portion thereof, carried interest is reduced, not to exceed 20% of cash management fees earned.

Noncontrolling interests represent economic interests that will (i) allocate to a former principal an aggregate of 1% of profits and losses of its management companies until a future date and (ii) allocate to a third party investor an aggregate of 2% of the equity in KKR’s capital markets business.

You should note that KKR’s calculation of FRE, ENI, ENI, after taxes, AUM and FPAUM may differ from the calculation of other investment managers and, as a result, its measurements of FRE, ENI, ENI, after taxes, AUM and FPAUM may not be comparable to similar measures presented by other investment managers.

KKR
EXHIBIT A
RECONCILIATION OF TOTAL REPORTABLE SEGMENTS FEE RELATED EARNINGS AND ECONOMIC NET INCOME
TO NET INCOME ATTRIBUTABLE TO KKR & CO. L.P. (GAAP BASIS - UNAUDITED)
(Amounts in thousands)

	Quarter Ended	Quarter Ended	Quarter Ended
	June 30, 2011	March 31, 2011	June 30, 2010
Total reportable segments fee related earnings	$76,133	$126,203	$63,336
Investment income	239,844	617,977	370,589
Less: Income attributable to noncontrolling interests	(951)	(1,660)	(874)
Economic net income (loss)	315,026	742,520	433,051
Income taxes	(25,605)	(30,783)	(31,283)
Amortization of intangibles and other, net	(1,081)	(1,286)	(1,341)
Non-cash equity based charges	(120,693)	(141,982)	(227,083)
Allocation to noncontrolling
interests held by KKR Holdings L.P.	(128,026)	(408,904)	(143,437)
Net (income) loss attributable to KKR & Co. L.P.	$39,621	$159,565	$29,907

	Six Months Ended	Six Months Ended
	June 30, 2011	June 30, 2010
Total reportable segments fee related earnings	$202,336	$153,725
Investment income	857,821	955,380
Less: Income attributable to noncontrolling interests	(2,611)	(1,250)
Economic net income (loss)	1,057,546	1,107,855
Income taxes	(56,388)	(44,735)
Amortization of intangibles and other, net	(2,367)	(3,857)
Non-cash equity based charges	(262,675)	(479,842)
Allocation to noncontrolling
interests held by KKR Holdings L.P.	(536,930)	(435,678)
Net (income) loss attributable to KKR & Co. L.P.	$199,186	$143,743

___________________________________________________________________________________________________________________

RECONCILIATION OF TOTAL REPORTABLE SEGMENTS PARTNERS' CAPITAL TO KKR & CO. L.P. PARTNERS' CAPITAL (GAAP BASIS UNAUDITED) (Amounts in thousands)

	As of June 30, 2011	As of December 31, 2010
Total Reportable Segments Partners' Capital	$6,305,037	$5,725,626

Plus: Equity impact of KKR Management Holdings Corp. and other	(52,766)	(52,745)
Less: Noncontrolling Interests held by KKR Holdings L.P.	4,727,983	4,346,388

Total KKR & Co. L.P. Partners' Capital	$1,524,288	$1,326,493

KKR
EXHIBIT B

RECONCILIATION OF WEIGHTED AVERAGE GAAP COMMON UNITS OUTSTANDING TO WEIGHTED AVERAGE ADJUSTED UNITS

The following table provides a reconciliation of KKR's Weighted Average GAAP Common Units Outstanding to Weighted Average Adjusted Units.

	Quarter Ended
	June 30, 2011	March 31, 2011	June 30, 2010
Weighted Average GAAP Common Units Outstanding - Basic	219,188,351	213,479,630	204,902,226
Weighted Average Unvested Common Units(a)	1,025,448	30,000	-
Weighted Average GAAP Common Units Outstanding - Diluted	220,213,799	213,509,630	204,902,226
Adjustments:
Weighted Average KKR Holdings Units (b)	463,829,657	469,527,790	478,105,194
Weighted Average Adjusted Units	684,043,456	683,037,420	683,007,420

	Six Months Ended
	June 30, 2011	June 30, 2010
Weighted Average GAAP Common Units Outstanding - Basic	216,349,760	204,902,226
Adjustments:
Weighted Average Unvested Common Units(a)	530,474	-
Weighted Average GAAP Common Units Outstanding - Diluted	216,880,234	204,902,226
Adjustments:
Weighted Average KKR Holdings Units (b)	466,662,983	478,105,194
Weighted Average Adjusted Units	683,543,217	683,007,420

RECONCILIATION OF GAAP COMMON UNITS OUTSTANDING TO ADJUSTED UNITS

The following table provides a reconciliation of KKR's GAAP Common Units Outstanding to Adjusted Units.

	As of	As of
	June 30, 2011	December 31, 2010
GAAP Common Units Outstanding - Basic	222,531,607	212,770,091
Unvested Common Units(a)	1,099,616	30,000
GAAP Common Units Outstanding - Diluted	223,631,223	212,800,091
Adjustments:
KKR Holdings Units (b)	460,493,018	470,237,329
Adjusted Units	684,124,241	683,037,420

_______________________________________________________________________________________________

(a) Represents equity awards granted under the KKR & Co. L.P. 2010 Equity Incentive Plan. The issuance of common units of KKR & Co. L.P. pursuant to awards under its equity incentive plan dilutes KKR common unitholders and KKR Holdings pro rata in accordance with their respective percentage interests in the KKR business.

(b) Common units that may be issued by KKR & Co. L.P. upon exchange of units in KKR Holdings L.P. for KKR common units.

CONTACT:
Investor Relations:
Kohlberg Kravis Roberts & Co. L.P.
Craig Larson, +1 877-610-4910 (U.S.) / +1 212-230-9410
investor-relations@kkr.com
or
Media:
Kohlberg Kravis Roberts & Co. L.P.
Kristi Huller, +1 212-750-8300
media@kkr.com